UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): March 1, 2006

Hanger Orthopedic Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Two Bethesda Metro Center, Suite 1200
Bethesda, Maryland 20814
(Address of principal executive offices (zip code))

301-986-0701
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a — 12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 2.02	Results of Operations and Financial Condition

        On March 1, 2006, the Registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2005. A copy of the Registrant’s press release is attached hereto as Exhibit 99.1 to this Current Report.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

99.1	Press Release Issued by the Registrant on March 1, 2006

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER ORTHOPEDIC GROUP, INC.

By: /s/ Jason P. Owen
      Jason P. Owen
      Vice President, Treasurer and Corporate Secretary

Dated: March 7, 2006

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